UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2021

CENTURY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 770-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01          Other Events.

On May 19, 2021, Century Communities, Inc. (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) had declared its first quarterly cash dividend of $0.15 per share of the Company’s outstanding shares of common stock, par value $0.01 per share (the “Common Stock”). The dividend will be payable on June 16, 2021 to each record holder of Common Stock as of the close of business on June 2, 2021. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this report and in Exhibit 99.1 hereto may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions.  All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements, including, without limitation, statements relating to the declaration of quarterly dividends. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other documents filed with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements. There can be no assurance that future dividends will be declared by the Board. The declaration of future dividends is subject to Board approval each quarter after its review of the Company’s financial performance, financial condition and cash needs. Declaration of future dividends is also subject to various risks and uncertainties, including: the Company’s cash flow and cash needs; compliance with applicable law; restrictions on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; the deterioration in the Company’s financial condition or results; and those risks, uncertainties, and other factors identified from time to time in the Company’s filings with the SEC.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description
99.1	Press release, dated May 19, 2021, announcing quarterly cash dividend declared by Century Communities, Inc.’s Board of Directors.
104	The cover page from this current report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2021	CENTURY COMMUNITIES, INC.

	By:	/s/ David L. Messenger
	Name:	David L. Messenger
	Title:	Chief Financial Officer and Secretary